Subsequent Event	3 Months Ended
Mar. 31, 2021
Subsequent Events [Abstract]
Subsequent Event
16.	Subsequent Event

On May 11, 2021, the Company entered into an agreement to issue and sell an aggregate of 14,336,918 Class A Shares to certain institutional investors at a purchase price of $13.95 per Class A Share, for aggregate gross proceeds of $200.0 million. Total net offering proceeds to the Company are expected to be approximately $190.0 million after deducting placement agent fees and offering expenses. The purchasers of the shares of Class A Common Stock will be entitled to registration rights, including the Company’s obligation to file a registration statement with the SEC with respect to such shares no later than June 11, 2021. The Company expects the transaction to close on or about May 14, 2021.